UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 23, 2013 (Date of earliest event reported)
Zumiez Inc. (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	000-51300 (Commission File Number)	91-1040022 (IRS Employer Identification Number)

4001 204th Street SW, Lynnwood, WA (Address of principal executive offices)		98036 (Zip Code)
4255511500 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 23, 2013, Zumiez Inc. issued a press release (the "Press Release") reporting its financial results for the first quarter ended May 4, 2013, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.

In accordance with General Instruction B.2. of Form 8-K, the information contained in this report and the Press Release shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Zumiez Inc. dated May 23, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2013	ZUMIEZ INC. By: /s/ Richard M. Brooks Richard M. Brooks Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Zumiez Inc. dated May 23, 2013